INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Post-Effective Amendment No. 10 to Registration Statement No. 333-10105 of American Maturity Life Insurance Company Separate Account AMLVA of American Maturity Life Insurance Company on Form N-4 of our report dated March 31, 2004 relating to the financial statements of American Maturity Life Insurance Company Separate Account AMLVA, appearing in the Statement of Additional Information (which is incorporated by reference in the Prospectus of American Maturity Life Insurance Company Separate Account AMLVA), which is part of such Registration Statement, and to the reference to us under the heading "Experts" in such Statement of Additional Information.


/s/ Deloitte & Touche LLP
Chicago, Illinois
April 19, 2004





                         INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Post-Effective Amendment No. 10 to Registration Statement No. 333-10105 of American Maturity Life Insurance Company Separate Account AMLVA on Form N-4, of our report dated March 26, 2004 relating to the statutory basis financial statements of American Maturity Life Insurance Company as of and for the period ended December 31, 2003 and 2002, appearing in the Statement of Additional Information, which is part of such Registration Statement, and to the reference to us under the heading "Experts" in such Statement of Additional Information.


/s/ Deloitte & Touche LLP
Hartford, Connecticut
April 10, 2004